EXHIBIT 10.72

                                 AMENDMENT NO. 2

                                  MEDICON, INC.
                              STOCK OPTION PLAN FOR
                             NON-EMPLOYEE DIRECTORS


     WHEREAS, Medicon, Inc. (the "Corporation") adopted the Medicon, Inc. Stock

Option Plan for Non-Employee Directors (the "Plan"), effective October 28, 1994;

and

     WHEREAS, Section 18 of the Plan provides that the Board of Directors may amend the Plan; and

     WHEREAS, the Board of Directors of the Corporation has resolved to amend the Plan by unanimous written consent dated as of April 23, 1996 (the "Amendment

Date"), as set forth herein.

     NOW, THEREFORE, the Plan hereby is amended, effective as of the Amendment

Date as follows:

     By substituting the following for the first sentence of Section 3 of the

Plan:

     "Subject to the adjustment provisions of Section 13 below, a maximum of 261,771 shares of Common Stock may be made subject to options granted under the Plan."

     Except as hereby expressly amended and modified, the terms and provisions of the Plans shall remain in full force and effect.

     IN WITNESS WHEREOF, the Corporation has caused this Amendment No. 2 to be executed as of the Amendment Date.



                    MEDICON, INC.


                    By:
                       ---------------------------
                    Name: Carl R. Adkins, M.D.
                    Title: President and Chief Executive Officer